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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                          ----------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 22, 2001


                               LaBRANCHE & CO INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        001-15251                13-4064735
------------------------------      ----------------      --------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)



One Exchange Plaza, New York, New York, 10006                      10006
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (212) 425-1144
                                                    ------------------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         On October 22, 2001, LaBranche & Co Inc. ("LaBranche") issued a press release, filed herewith as Exhibit 99.1, relating to the release of LaBranche's third quarter 2001 earnings figures. In addition, LaBranche announced (i) its acquisition of Bocklet & Company, LLC on October 18, 2001,
(ii) its acquisition on September 20, 2001 of the entire interest of each of Freedom Specialist Inc. and R. Adrian & Company, LLC in the New York Stock Exchange specialist joint account, in which it owned the remainder of the membership interests, and (iii) its acquisition of substantially all the assets of Cranmer & Cranmer, Inc., and American Stock Exchange specialist firm on August 14, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS

                  99.1     Press release, dated October 22, 2001.


                              All other Items of this report are inapplicable.


                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LABRANCHE & CO INC.



Date: October 24, 2001                  By:  /S/ HARVEY S. TRAISON
                                           -----------------------------------
                                           Name:  Harvey S. Traison
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer




                                       2-


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                                  EXHIBIT INDEX
                                  -------------

         99.1     Press release, dated October 22, 2001.